EXHIBIT 10.1
PRIDE INTERNATIONAL, INC.
EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated Effective January 1, 2009)
First Amendment
Pride International, Inc. (the “Company”), having previously established the Pride International, Inc. Employee Stock Purchase Plan, as amended and restated effective January 1, 2009 (the “Plan”), and having reserved the right under Section 19 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 2010, to make certain design changes in accordance with final regulations promulgated under Section 423 of the Internal Revenue Code of 1986, as amended, on November 17, 2009, as follows:
1. Section 8 of the Plan is hereby amended by (a) deleting the word “and” at the end of item (vi), (b) replacing the period at the end of item (vii) with “; and” and (c) adding the following new item (viii) to the end thereof to read as follows:
“(viii) the maximum number of shares of Common Stock that may be purchased by a Participant during any Purchase Period shall not exceed 5,000 shares.”
2. The last sentence of Section 9 of the Plan is hereby deleted.

PRIDE INTERNATIONAL, INC.
	By:	/s/ Lonnie D. Bane
		Name:	Lonnie D. Bane
		Title:	Senior Vice President, Human Resources and Administration

ATTEST:

/s/ Brady K. Long